UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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101 Main Street
Lafayette, Indiana 47901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On April 20, 2005

        NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of LSB Financial Corp. will be held at the LSB Building located at 22 N. Second Street, Lafayette, Indiana, on Wednesday, April 20, 2005, at 9:00 a.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

1.	Election of Directors. Election of four directors, each with a term of three years; and

2.	Other Business. Such other matters as may properly come before the meeting or any adjournment or postponement thereof.

        The record date for the annual meeting is February 25, 2005. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Your Board of Directors recommends that you vote "FOR" each of the proposals.

        A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

        A copy of our Annual Report for 2004 is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this Notice.

        Thank you for your continued interest and support.

By Order of the Board of Directors

Randolph F. Williams President and Chief Executive Officer

Lafayette, Indiana
March 16, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

LSB FINANCIAL CORP.
101 Main Street
Lafayette, Indiana 47901
(765) 742-1064

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 20, 2005

INTRODUCTION

        The LSB Financial Corp. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of LSB Financial Corp. for use at the Company's Annual Meeting of Shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 16, 2005. LSB Financial Corp. is referred to in this proxy statement as "LSB Financial" or the "Company."

        Certain of the information provided herein relates to Lafayette Savings Bank, FSB, the principal operating and wholly-owned subsidiary of LSB Financial. Lafayette Savings Bank, FSB is referred to in this proxy statement as "Lafayette Savings."

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

        Our annual meeting will be held as follows:

Date:	April 20, 2005

Time:	9:00 a.m., local time

Place:	LSB Building
22 N. Second Street
Lafayette, Indiana

Matters to be Considered at the Annual Meeting

        At the annual meeting, shareholders of LSB Financial are being asked to consider and vote upon the election of four directors, each with a term of three years. The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of over one-third of the outstanding shares of common stock of the Company on the record date will constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

Your Voting Rights

        We have fixed the close of business on February 25, 2005, as the record date for the annual meeting ("Voting Record Date"). Only shareholders of record of LSB Financial common stock at the close of business on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of LSB Financial common stock you own. On the Voting Record Date, 1,468,357 shares of LSB Financial common stock were outstanding and entitled to vote at the annual meeting.

        If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under the Nasdaq Stock Market rules, the election of directors is considered a "discretionary" item and, therefore, your nominee may vote your shares without instructions from you.

        We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 7.3% of LSB Financial common stock. Employees of LSB Financial and Lafayette Savings participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of LSB Financial common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of each of management's director nominees. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" each of management's director nominees. The ESOP trustee will vote the shares of LSB Financial common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who direct the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Vote Required to Approve the Proposals

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of LSB Financial common stock. This means that the four director nominees with the most affirmative votes will be elected to fill the available seats. If you vote "withheld" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purposes of determining whether there is a quorum.

        The LSB Financial Board of Directors unanimously recommends that you vote "FOR" election of each of management's director nominees.

How to Vote at the Annual Meeting

        You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the nominee that holds your shares indicating that you were the beneficial owner of LSB Financial common stock on the Voting Record Date. See "How to Revoke Your Proxy" below.

        If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will follow the LSB Financial Board's recommendation and vote your shares "FOR" the election of each of management's director nominees. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

        The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign, date and return each proxy card to us in the enclosed pre-addressed envelope.

How to Revoke or Change Your Proxy

        You may revoke your proxy and change your vote at any time before the polls close at the meeting:

•	by signing and submitting a new proxy with a later date,

•	by notifying the Secretary of LSB Financial in writing that you would like to revoke your proxy, or

•	by voting in person at the annual meeting.

        If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your nominee to change those instructions.

Proxy Solicitation Costs

        We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

SHARE OWNERSHIP OF LSB FINANCIAL COMMON STOCK

Stock Ownership of Significant Shareholders

        The following table presents information regarding the beneficial ownership of LSB Financial common stock as of the Voting Record Date, by those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of LSB Financial. A 5% stock dividend of the Company was paid to shareholders of record on October 8, 2004. All share figures and stock option or share prices set forth in this proxy statement have been adjusted to reflect that stock dividend. The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as LSB Financial.

5% Beneficial Owners	Shares Beneficially Owned (1)		Percent of Class
First Bankers Trust Services, Inc., Trustee of the LSB
Financial Corp. Employee Stock Ownership Plan
2321 Kochs Lane
Quincy, Illinois 62305	107,178	(2)	7.3%

John C. Shen, Advisory Director (3)
c/o Lafayette Savings Bank, FSB
101 Main Street
Lafayette, Indiana 47901	75,868		5.2%

(1)	The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed persons with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings or the date such information was obtained.
(2)	Represents shares held by the Company's Employee Stock Ownership Plan (the "ESOP"), 79,892 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Services, Inc., Quincy, Illinois, as the trustee of the ESOP, may be deemed to own beneficially the shares held by the ESOP which have not been allocated to the accounts of participants.
(3)	Mr. Shen was appointed as an advisory board member upon his retirement from the Company's board of directors on April 18, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of LSB Financial's common stock to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with, except that Jeffrey A. Poxon reported the exercise of options for 2,683 shares on April 22, 2004 approximately two weeks late, and Messrs. Williams and Dunwoody and Ms. David reported the grant of options for 1,050 shares of Company common stock on January 26, 2004, approximately one year late.

PROPOSAL I - ELECTION OF DIRECTORS

        Our Board of Directors currently consists of 10 members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

        The table below sets forth information regarding our Board of Directors, including their age, term of office, and the number and percent of shares of common stock beneficially owned by such person on the Voting Record Date. The table also sets forth the number of shares of common stock beneficially owned by directors and executive officers of the Company as a group. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him or her. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age	Position(s) Held	Director Since (1)	Term of Office Expires	Common Stock Beneficially Owned as of February 25, 2005 (2)	Percentage of Class
Director Nominees
Mary Jo David	55	Vice President, Chief Financial Officer, Secretary and Director	1999	2008	23,822 (3)	1.6%
Thomas R. McCully	64	Director	1999	2008	21,329 (4)	1.4%
Peter Niesel	66	Director	1990	2008	26,745 (5)	1.8%
Jeffrey A. Poxon	58	Director	1992	2008	24,924	1.7%
Directors Remaining in Office
James A. Andrew	55	Director	1978	2006	40,544 (6)	2.7%
Kenneth P. Burns	60	Director	2002	2006	2,047 (7)	.14%
Harry A. Dunwoody	58	Senior Vice President and Director	1993	2007	29,006 (8)	2.0%
Philip W. Kemmer	61	Director	1985	2006	6,703 (9)	.46%
Mariellen M. Neudeck	63	Chairman of the Board	1986	2007	24,434 (10)	1.7%
Randolph F. Williams	56	President, Chief Executive Officer and Director	2001	2006	21,963 (11)	1.5%
All directors and executive officers, as a group (10 persons)					221,517 (12)	14.6%

(1)	Includes service as a director of Lafayette Savings.
(2)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers.
(3)	Includes 7,538 shares subject to stock options exercisable within 60 days of the Voting Record Date and 7,092 shares held in the ESOP as of December 31, 2004. Excludes 840 shares subject to stock options which are not exercisable within 60 days of the Voting Record Date.
(4)	Includes 13,023 shares held by Mr. McCully's spouse and 3,938 shares subject to stock options exercisable within 60 days of the Voting Record Date.
(5)	Includes 13,023 shares held jointly by Mr. Neisel and his spouse and 6,703 shares subject to stock options exercisable within 60 days of the Voting Record Date.
(6)	Includes 13,023 shares held jointly by Mr. Andrew and his spouse, 868 held in a family trust, and 6,703 shares subject to stock options exercisable within 60 days of the Voting Record Date.
(7)	Includes 1,575 shares subject to stock options exercisable within 60 days of the Voting Record Date. Excludes 2,363 shares subject to options which are not exercisable within 60 days of the Voting Record Date.
(8)	Includes 1,736 shares held jointly by Mr. Dunwoody and his spouse, 7,548 shares subject to stock options exercisable within 60 days of the Voting Record Date, and 7,636 shares held in the ESOP as of December 31, 2004. Excludes 840 shares subject to stock options which are not exercisable within 60 days of the Voting Record Date.
(9)	Includes 3,202 shares subject to stock options exercisable within 60 days of the Voting Record Date.
(10)	Includes 3,352 shares subject to stock options exercisable within 60 days of the Voting Record Date.
(11)	Includes 4, 200 shares held under the Company's Recognition and Retention Plan ("RRP"), 6,510 shares subject to stock options exercisable within 60 days of the Voting Record Date, and 1,908 shares held in the ESOP as of December 31, 2004. Excludes 5,040 shares subject to stock options which are not exercisable within 60 days of the Voting Record Date.
(12)	Includes 4,200 shares held in the Company's RRP, 47,069 shares subject to stock options exercisable within 60 days of the Voting Record Date, and 16,636 shares held in the ESOP as of December 31, 2004. Excludes 9,083 shares subject to stock options which are not exercisable within 60 days of the Voting Record Date.

        The principal occupation of each director of LSB Financial and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

        Harry A. Dunwoody. Mr. Dunwoody has served as Senior Vice President of Lafayette Savings since 1989 and was elected as a Director of the bank in 1993. He has held the same positions with the Company since its formation in 1994. He is responsible for residential and consumer lending originations for the bank.

        Mariellen M. Neudeck. Ms. Neudeck, retired as of June 30, 2001, was a Vice President of Greater Lafayette Health Services, Inc. where she was responsible for 16 professional services departments operating in two hospitals. She was elected as Chairman of the Board of Lafayette Savings in 1993 and of LSB Financial in 1994.

        James A. Andrew. Mr. Andrew is President and owner of Henry Poor Lumber Co. and Homeworks, retailers of building materials. He is also involved in residential and commercial land development.

        Kenneth P. Burns. Mr. Burns served as Executive Vice President and the Treasurer of Purdue University prior to his retirement on August 31, 2004.

        Philip W. Kemmer. Mr. Kemmer is currently employed by Greater Lafayette Public Transportation Corporation. Formerly he served as Transportation Supervisor for the Lafayette School Corp. until his retirement from that position in July 2003. Prior to joining the Lafayette School Corp. Mr. Kemmer was the business administrator for the First Assembly of God Church from July 1995 through December 1999.

        Randolph F. Williams. Mr. Williams is President and Chief Executive Officer of LSB Financial and its wholly-owned subsidiary, Lafayette Savings. Mr. Williams was appointed to the Board of Directors of LSB Financial in September 2001. He was appointed President of LSB Financial in September 2001 and Chief Executive Officer in January 2002. Mr. Williams served as the President and Chief Operating Officer of Delaware Place Bank in Chicago, Illinois from 1996 until joining LSB Financial. Mr. Williams has over 25 years of banking-related experience.

        Mary Jo David. Ms. David is Vice-President, Chief Financial Officer and Secretary of LSB Financial and Lafayette Savings. She has held these positions with the Company since its formation in 1994 and with Lafayette Savings since 1992.

        Thomas R. McCully. Mr. McCully is a partner in the law firm of Stuart & Branigin, LLP and has worked there since 1966.

        Peter Neisel. Mr. Neisel, retired as of December 31, 2002, was the Owner, President and Chief Executive Officer of Schwab Corp., a manufacturer and seller of office equipment.

        Jeffrey A. Poxon. Mr. Poxon is the Senior Vice President-Investments and Chief Investment Officer of The Lafayette Life Insurance Company.

BOARD MEETINGS, BOARD COMMITTEES AND
CORPORATE GOVERNANCE MATTERS

        Meetings of the Board of Directors of LSB Financial are generally held on a monthly basis. During 2004, the LSB Financial Board of Directors had 12 board meetings. Each director attended at least 75% of each of the LSB Financial Board meetings and any committees on which he or she served during fiscal 2004. In addition, all of our Board members are expected to attend the Company's annual meeting of shareholders, although the Company does not have any written policy as to Board members' attendance at the annual meeting of shareholders. Last year's annual meeting of shareholders was attended by 10 of the 11 members of the Board of Directors at the time of that meeting.

        The Board of Directors has determined that seven of its ten directors are "independent directors" as that term is defined in the National Association of Securities Dealers, Inc. ("NASD") listing standards. The independent directors are as follows: Mariellen M. Neudeck, James A. Andrew, Kenneth P. Burns, Philip W. Kemmer, Thomas R. McCully, Peter Neisel and Jeffrey A. Poxon. Shareholders may communicate with any of our directors by sending written communications to the Company, addressed to the individual director.

        During 2004, the Board of Directors of LSB Financial had a standing audit committee, compensation committee and nominating committee. All committee members are appointed by the Board of Directors. The Board of Directors also adopted a written charter for each of these committees, as well as a written code of ethics that applies to all of our directors, officers and employees. Our nominating committee charter is attached to this proxy statement as Exhibit A. You may obtain a copy of the other charters free of charge by writing to our Corporate Secretary at LSB Financial Corp., 101 Main Street, Lafayette, Indiana 47901, or by calling (765) 742-1064.

        The members of the Company's standing committees are as follows:

Audit Committee Peter Neisel (Chairman) Kenneth P. Burns Mariellen M. Neudeck	Compensation Committee James A. Andrew (Chairman) Peter Neisel Mariellen M. Neudeck Jeffrey A. Poxon	Nominating Committee Thomas R. McCully (Chairman) James A. Andrew Mariellen M. Neudeck Jeffrey A. Poxon

All of these committee members meet the standards for independence for audit, compensation and nominating committee members set forth in the listing standards of the NASD.

        Audit Committee. The Audit Committee of LSB Financial operates under a written charter adopted by the full Board of Directors. The Board of Directors has determined that Kenneth P. Burns is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934. The Audit Committee met five times during 2004. The primary responsibilities of the Audit Committee are as follows:

•	review the results of the annual audit and quarterly reviews and discuss financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

•	select, evaluate and, if necessary, replace the independent auditors;

•	monitor the design and maintenance of the Company's system of disclosure controls and internal accounting controls;

7

•	review the results of internal and external audits as to the reliability and integrity of financial and operating information and the systems established to monitor compliance with the Company's policies, plans and procedures and with laws and regulations;

•	oversee the entire audit function, both internal and independent;

•	provide an effective communication link between the auditors (internal and independent) and the Board of Directors;

•	approve non-audit and audit services to be performed by the independent auditors;

•	review and approve all related party transactions for potential conflict of interest situations; and

•	review and assess the adequacy of the Audit Committee charter on an annual basis.

        Compensation Committee. The Compensation Committee administers our stock option and incentive plan and our recognition and retention plan, sets the compensation of executive officers and reviews overall compensation policies for LSB Financial. During fiscal 2004, the Compensation Committee met one time. The primary functions of the Compensation Committee of the Company are as follows:

•	make salary and bonus recommendations, administer our stock option and incentive plan and restricted stock plan, and determine terms and conditions of employment of our officers;

•	oversee the administration of our employee benefit plans covering employees generally; and

•	make recommendations to the Board of Directors with respect to our compensation policies.

        Nominating Committee. The Nominating Committee is responsible for recommending director candidates to serve on the Board of Directors. The Board of Directors will also consider director candidates proposed by shareholders who comply with the procedures set forth in the Company's bylaws. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee has the following responsibilities:

•	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's articles of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

•	review nominations submitted by shareholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's articles of incorporation and bylaws. Nominations from shareholders will be considered and evaluated using the same criteria as all other nominations;

•	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

•	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

        Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article I, Section 1.07(c) of the Company's bylaws. In general, to be timely, a shareholder's notice must be received by the Company not less than 90 days prior to the date of the scheduled annual meeting; however, if less than 100 days' notice of the date of the scheduled annual meeting is given by the Company, the shareholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The shareholder's notice must include the information set forth in Article I, Section 1.07(c) of the Company's bylaws, which includes the following:

•	as to each person whom a shareholder proposes to nominate for election as a director, all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934.

•	as to the shareholder giving the notice:

(1)	name and address of the shareholder as they appear on the Company's books; and

(2)	number of shares of the Company's common stock beneficially owned by the shareholder.

        In addition, in order to qualify to stand for election or to continue to serve as a director of the Company, the director or director nominee must be domiciled in, have a principal residence in, or have his or her primary place of business located in, any county in which the Company or any of its subsidiaries has an office.

        The foregoing description is a summary of the Company's nominating process. Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's articles of incorporation and bylaws, and Indiana law.

        During January 2004, the Company's entire Board, acting as the Nominating Committee, met one time with respect to the selection of director nominees.

REPORT OF THE AUDIT COMMITTEE

        The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report therein, and shall not otherwise be deemed filed under such Acts.

        In fulfilling its oversight responsibility of reviewing the services performed by the Company's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under "Relationship With Independent Auditors" below.

        The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

        As part of its oversight of the Company's financial statements and in fulfilling its responsibilities:

•	The Audit Committee has reviewed and discussed with LSB Financial's management the Company's audited financial statements for the year ended December 31, 2004;

•	The Audit Committee has discussed with BKD, LLP, the independent auditors for LSB Financial, those matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61; and

•	The Audit Committee has received the written disclosures and the letter from BKD, LLP required by Independence Standards Board No. 1 disclosing the matters that, in the auditor's judgment, may reasonably be thought to bear on the auditors' independence from LSB Financial, and has discussed with the auditors their independence from the Company.

        Based upon, and in reliance upon, the Audit Committee's discussions with management and the independent auditors referred to above, the Audit Committee's review of the representations of management and the report of the independent auditors, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the SEC.

        Submitted by the Audit Committee of LSB Financial Corp.'s Board of Directors:

        Peter Neisel, Chairman          Kenneth P. Burns          Mariellen M. Neudeck

RELATIONSHIP WITH INDEPENDENT AUDITORS

Change in Accountants

        On August 19, 2004, the Company's Audit Committee engaged the accounting firm of BKD, LLP to examine the consolidated financial statements of Lafayette Savings as of and for the year ended December 31, 2004, and advised the Company's Board of Directors of this decision. Crowe Chizek and Company LLC ("Crowe Chizek"), which had acted as the independent public accountants for Lafayette Savings since 1994, was notified on August 19, 2004 of the Audit Committee's decision to engage BKD, LLP.

        The audit reports issued by BKD, LLP, with respect to the Company's consolidated financial statements as of and for the year ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2003 (and any subsequent interim period), there had been no disagreements between the Company and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the year ended December 31, 2003, or any subsequent interim period.

        Prior to its engagement, Crowe Chizek had not been consulted by the Company as to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Independent Auditing Firm Fees

        Crowe Chizek was the Company's independent auditor for fiscal 2003 and BKD, LLP was the Company's independent auditor for 2004. The aggregate fees billed to the Company by Crowe Chizek for the fiscal year ended December 31, 2003 and by BKD, LLP for the fiscal year ended December 31, 2004 were as follows:

	Year Ended December 31,
	2003	2004
Audit Fees	$63,500	$24,126
Audit Related Fees (1)	2,235	—
Tax Fees (2)	7,970	—
All Other Fees (3)	25,149	—

(1)	Primarily for consulting services related to internal audit and accounting procedures.
(2)	Primarily for tax compliance, tax advice and tax return preparation services.
(3)	Primarily for services related to information systems testing, benefit plan allocations and compliance testing.

Pre-Approval of Audit and Non-Audit Services

        Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement of our independent auditors to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of all of the services described in the categories above rendered by Crowe Chizek in 2003 and by BKD, LLP in 2004 were approved by the Audit Committee in advance of the rendering of those services.

COMPENSATION OF DIRECTORS

        The members of the Boards of Directors of LSB Financial and Lafayette Savings are identical. Directors of LSB Financial are not compensated for service on the Company's Board of Directors. Directors of Lafayette Savings, however, are compensated for service on the Lafayette Savings Board of Directors. During fiscal 2004, each non-employee director of Lafayette Savings received an annual retainer of $13,500, except for the Chairman of the Board, who received an annual retainer of $16,600. Directors who are also employees of Lafayette Savings did not receive any fees for their service on the Board or any Board committees.

        Thomas R. McCully, a director of LSB Financial and Lafayette Savings, is a partner in the law firm of Stuart & Branigin, which firm acts as counsel to Lafayette Savings from time to time. The legal fees received by the law firm from professional services rendered to Lafayette Savings during the year ended December 31, 2004 did not exceed five percent of the firm's gross revenues.

        The following table provides information relating to option exercises by directors of the Company (other than the Named Executive Officers whose option exercises are disclosed on page 13 of this proxy statement) during the last fiscal year. Value realized upon exercise is the difference between the closing price on the Nasdaq Stock Market of the underlying stock on the exercise date and the exercise or base price of the option.

Name	Shares Acquired on Exercise (#)	Value Realized ($)
Harry A. Dunwoody	3,833 (1)	$68,020
Mariellen Neudeck	3,351	$50,108
Jeffrey A. Poxon	2,818	$41,828

(1)	Mr. Dunwoody exchanged 1,276 of his shares of Company common stock with a value of $26.60 per share to exercise this option.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth summary information concerning compensation awarded to, earned by or paid to Randolph F. Williams, LSB Financial's President and Chief Executive Officer, and Mary Jo David, LSB Financial's Vice President, Chief Financial Officer and Secretary, for services rendered by each of them in all capacities with the Company and Lafayette Savings. No other executive officer received aggregate compensation, which includes salary and bonus, exceeding $100,000, for services rendered in 2004.

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)
Randolph F. Williams	2004	$178,500	$48,195	—	—	1,050	—
President and Chief	2003	170,000	45,900	—	—	—	$6,026 (2)
Executive Officer	2002	160,000	48,000	—	—	—	—

Mary Jo David	2004	$95,500	$16,617	—	—	1,050	—
Vice President, Chief	2003	92,600	15,834	—	—	—	$3,300 (2)
Financial Officer and	2002	89,500	16,920	—	—	—	3,755
Secretary

(1)	The Named Executive Officers received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of their salary and bonus. For Mr. Williams, such perquisites include the payment of annual Lafayette Country Club dues of $3,400.
(2)	Includes Lafayette Savings' annual contribution to the Company's ESOP on behalf of Mr. Williams and Ms. David.

Stock Options         The following table sets forth information related to options granted during fiscal year 2004 to the Named Executive Officers.

Option Grants - Last Fiscal Year Individual Grants

Name	Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Years	Exercise or Base Price ($/share) (2)	Expiration Date
Randolph F. Williams	1,050	13.3%	$24.76	01/26/2014
Mary Jo David	1,050	13.3%	$24.76	01/26/2014

(1)	Options to acquire shares of the Company's common stock. These options become exercisable as to 20% of the shares each year over a five-year period commencing January 26, 2004, subject to earlier vesting under certain circumstances.
(2)	The option exercise price may be paid in cash or in shares of the Company's common stock or a combination thereof. The option exercise price equaled the market value of a share of the Company's common stock on the date of grant.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table summarizes certain information relating to stock options held by Mr. Williams and Ms. David during the fiscal year ended December 31, 2004 and the value of such options at December 31, 2004. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the closing price of the underlying stock on January 3, 2005, which was $26.295 per share, as reported on the Nasdaq Stock Market on that date. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of LSB Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

			Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Randolph F. Williams	—	—	6,300	5,250	$109,878	$91,565
Mary Jo David	3,843 (1)	$68,467	7,328	—	$127,808	—

(1)	Ms. David exchanged 1,276 of her shares of Company common stock with a value of $26.67 per share to exercise this option.

Employment Contract

        The Company has entered into a one-year employment contract with Mr. Williams (the "Executive"). The contract extends annually to maintain its one-year term unless notice not to extend is given by the Company within 90 days prior to the September 28th anniversary date. The Executive receives his current salary under the contract with the Company subject to increases approved by the Board of Directors, and is eligible to receive bonuses declared by the Board of Directors. The contract also provides for certain fringe benefits (including a company automobile and country club dues) and participation in benefit plans available to employees of the Company and of Lafayette Savings.

        The Executive may terminate his employment upon 90 days' written notice to the Company. The Company may discharge the Executive for cause (as defined in the contract) at any time. If the Company terminates the Executive's employment without cause or if the Executive terminates his own employment for good reason (as defined in the contract), other than in connection with a change of control (as defined in the contract), the Executive will receive his salary and health insurance benefits for the balance of the contract. If the Executive is terminated without cause or terminates his employment for good reason in connection with or within 12 months following a change in control, he will be entitled to 299% of the base amount of his compensation as determined under ss. 280G of the Internal Revenue Code of 1986, as amended, payable in a lump sum, plus continued health insurance benefits for the remaining term of his contract.

        If the payments provided for in the contract, together with any other payments made to the Executive by the Company or Lafayette Savings are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be increased to compensate fully the Executive for any excise tax to which he might be subject as a result of the excess parachute payment. As of the date hereof, the cash compensation that would be paid under the contract to the Executive if the contract were terminated without cause or for good reason after a change of control of the Company would be $506,805.

        The employment contract protects confidential business information.

CERTAIN TRANSACTIONS

        Lafayette Savings has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

        All loans made by Lafayette Savings to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Lafayette Savings. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2004.

SHAREHOLDER PROPOSALS

        Any proposal which a shareholder wishes to have presented at the next Annual Meeting of Shareholders must be received by the Company at the main office of the Company for inclusion in the proxy statement no later than 120 days in advance of March 16, 2006. Any such proposal should be sent to the attention of the Secretary of the Company at 101 Main Street, Lafayette, Indiana 47902, and will be subject to the requirements of the proxy rules under the Securities and Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether included in the Company's proxy materials), the Company's articles of incorporation, by-laws and Indiana law.

        A shareholder proposal being submitted for presentation at the Annual Meeting of Shareholders in 2006 but not for inclusion in the Company's proxy statement and form of proxy, will normally be considered untimely if it is received by the Company later than 90 days prior to April 20, 2006. If, however, the date of the 2006 Annual Meeting is held more than 20 days or delayed more than 60 days from such date, such proposal will be considered timely if it is received by the Company no later than the 90th day prior to such Annual Meeting or the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public announcement of such date was first made. If the Company receives notice of such proposal after such time, each proxy that the Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate, even though there is no discussion of the proposal in the Company's proxy statement for the 2006 Annual Meeting.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

EXHIBIT A

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF
LSB FINANCIAL CORP.

I.   Statement of Policy

        The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of LSB Financial Corp. (The "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the board the director nominees for election or appointment to the board of Directors.

II.   Committee Composition and Meetings

        The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.   Committee Duties, Responsibilities and Process

        The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

        The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

        The Committee shall have the following responsibilities:

1.	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

2.	Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Articles or Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

3.	Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles or Certificate of Incorporation

A-1

and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

4.	Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies as necessary.

5.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.   Investigations and Studies; Outside Advisers

        The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisors). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

A-2

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1.	Election of directors, each for a term of three years.

		For All	Withhold All	For All Except
	01 - Mary Jo David	☐	☐	☐
02 - Thomas R. McCully
03 - Peter Niesel
04 - Jeffrey A. Poxon

(INSTRUCTION: To withhold authority to vote for any individual, write the individual's name on the space provided below.)

_________________________________________________________________________

ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE
MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST
JUDGMENT OF THE ABOVE-STATED PROXIES. THIS PROXY, WHEN
PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION
IS INDICATED, WILL BE VOTED "FOR" THE FOUR NOMINEES STATED ABOVE.

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears on this card. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
__________________________________________ __________________________________________	__________________________________________ __________________________________________	☐☐/☐☐/☐☐☐☐

Proxy - LSB FINANCIAL CORP.

101 Main Street, Lafayette, Indiana 47901 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Randolph F. Williams and Todd C. Van Sickel, with full powers of substitution, and authorizes them to vote all the shares of LSB Financial Corp. common stock held of record by the undersigned at the close of business on February 25, 2005, at the annual meeting of shareholders to be held on Wednesday, April 20, 2005, at 9:00 a.m. local time, and at all adjournments or postponements thereof, as designated on this proxy.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of LSB Financial Corp. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of LSB Financial Corp. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from LSB Financial Corp. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 20, 2005, an Annual Report to Shareholders for the year ended December 31, 2004, and a proxy statement relating to the business to be addressed at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE